Filed pursuant to 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG YACKTMAN FUND

AMG YACKTMAN FOCUSED FUND

Supplement dated June 10, 2015

to the Statement of Additional Information dated May 1, 2015

The following information supplements and supersedes any information to the contrary relating to AMG Yacktman Fund and AMG Yacktman Focused Fund (the “Funds”), each a series of AMG Funds, contained in the Funds’ Statement of Additional Information, dated May 1, 2015.

Effective June 22, 2015, the Funds will reopen to new investors.

Effective June 22, 2015, the Statement of Additional Information is hereby amended as follows:

With respect to the section “General Information”, the third paragraph is hereby deleted in its entirety.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

ST302